PREFERRED INCOME FUND
INCORPORATED

Dear Shareholder:

     The last year was a tough one that most income investors would rather forget. The Preferred Income Fund took its share of the lumps that were being handed out, although we think we fought a good rear guard action. At the end of Fiscal 1999, the Fund was still at the top of Morningstar's scale with an overall rating of "Five Stars" (as discussed in greater detail in the following Question & Answer section).

     Our "report card" in the following table shows the total returns earned by the Fund on net asset value ("NAV") for various periods through November 30, 1999, the end of our fiscal year. For comparison purposes, we have also shown the results of a composite of over 50 higher quality closed-end bond funds compiled from Lipper's database. That comparison seems appropriate since the Preferred Income Fund is designed to provide income investors with an alternative to such bond funds, even though it is not a bond fund itself. The bond funds were tough competition in the last year, but we have much to crow about over the longer pull.

--------------------------------------------------------------------------------

                   TOTAL RETURN PER YEAR ON NET ASSET VALUE*
                           FOR PERIODS ENDED 11/30/99

                                                                    ONE     FIVE     LIFE OF
                                                                   YEAR     YEARS     FUND
                                                                   -----    -----    -------
     Preferred Income Fund.......................................  -2.1%    10.5%     13.0%
     Lipper Composite of Investment Grade Bond Funds**...........   0.3%     8.6%      7.9%

---------------

  * Based on data provided by Lipper Inc. Distributions are assumed to be reinvested at NAV in accordance with Lipper's practice, which differs from the procedures used elsewhere in this report.

 ** Includes all U.S. Government bond, mortgage bond and term trust, and investment grade bond funds in Lipper's closed-end fund database.

--------------------------------------------------------------------------------

     The rise in the interest rates in the year ended November 30, 1999 was, at best, a mixed blessing for the Fund. The yields on long term Treasury bonds increased from approximately 5% at the start of the fiscal year to about 6 1/4% at the end, which caused a sharp decline in the prices of bonds and preferreds generally. Our put option hedges, which typically create a "safety net" somewhat below the market, offset only part of the price declines; and the market weakness hurt the Fund's net asset value and total return on balance. However, the gains that our hedges did produce allowed the Fund to add to its holdings of preferreds and to boost its income. The pay off was an increase at mid-year in the dividend rate on the Fund's shares.

     As Fiscal 1999 progressed, many preferreds showed even greater price weakness than Treasury bonds. The blame was generally put on concerns about the Y2K computer bug. The supply of corporate bonds and preferreds weighed heavily on the market as numerous corporations "played it safe" by financing ahead of schedule. Meanwhile, the buyers went on strike, choosing to hang back to see what would happen. The effect was to throw a wet blanket on the preferred market.

     They say, "It's an ill wind that blows no one any good." Because preferreds underperformed Treasury bonds last year, they are starting out Fiscal 2000 at historically generous yields compared to Treasuries. If this causes preferreds to produce better returns than Treasuries in the future, it will create a favorable "tail wind" for our hedged portfolio.

     For the year as a whole, traditional preferreds eligible for the Dividends Received Deduction ("DRD") available to corporate investors typically outperformed hybrid preferreds. However, relationships within the preferred market produced more zigs and zags than real trends. (See the Q&A section for a refresher course on the differences between the two types of preferreds.) As the pie chart shows, there were no substantial changes versus the previous year-end in the breakdown of the portfolio among the major sectors of the preferred market. Each time the market zigged or zagged, so did we. In the end, the percentage breakdown of the portfolio wound up pretty much where it started.

                      [PREFERRED INCOME FUND - PIE CHART]


                             PREFERRED INCOME FUND

                            11/30/98           11/30/99
                            --------           --------
 Adjustable Rates            17.8%               15.3%
 Traditional Fixed Rates     35.8%               37.2%
 Common Stock                 0.8%                0.5%
 Hybrids                     42.2%               40.3%
 Cash & Other                 3.4%                6.7%


     We are doing our best to take advantage of some opportunities that we see in the market now. In particular, we think some bargains are available among certain traditional (DRD) preferreds, including some new issues that have recently come to market. In addition, hybrid preferreds owned primarily by individual investors also seem severely depressed by year-end tax selling. It's fun to go shopping at these levels!

     On December 30, 1999, the Fund paid to shareholders a special distribution of $0.56 per share, which was mostly due to the realization of capital gains during Fiscal 1999. Given market conditions, our hedges were clearly the main source of gains last year. The Fund has paid a special year-end distribution in every year but one since its inception, even though we manage its portfolio with the goal of high current income, not capital gains.

     Effective in January, 2000, the Fund's monthly dividend rate per share will be reduced slightly from $0.0845 to $0.0820 to adjust for the reduction in the Fund's earning assets caused by the special year-end distribution. This is similar to the adjustments made in previous years for such distributions. We anticipate that shareholders that reinvest the year-end distribution through the Fund's Dividend Reinvest-ment Plan (affectionately called the "DRIP") will not experience any reduction in total income in dollars. The Q&A section explains this further and illustrates graphically the Fund's income record.

     Finally, we want to put in a plug for WWW.PREFERREDINCOME.COM, the new web site for the Preferred Income Group of closed-end funds. You can find current information there on market prices, net asset values, discounts, yields, dividends, performance and portfolio holdings, as well as news items and general information about the Fund. We expect to improve the site from time to time, but we need to know what would be helpful to you. Please let us hear from you.

                                         Sincerely,

                                         /s/ Robert T. Flaherty
                                         Robert T. Flaherty
                                         Chairman of the Board

December 15, 1999

                              QUESTIONS & ANSWERS

WHAT ARE THE FUND'S MORNINGSTAR RATINGS?

     Preferred Income Fund had an "overall" rating of five stars at the end of Fiscal 1999 on November 30, 1999. It was rated five stars for the last five fiscal years and fours stars for the latest three fiscal years.

     Morningstar's proprietary ratings are based upon a fund's historical risk adjusted performance on net asset value versus the returns on 90 day U.S. Treasury bills. Certain adjustments are made for fees, and a risk penalty is assessed for returns below Treasury bills. The Preferred Income Fund is ranked against the universe of closed-end taxable bond funds, including 128 funds for both the three and five-year periods. The top 10% of the funds receive five stars, while 22.5% receive four stars, 35% get three stars, 22.5% get two stars and 10% receive one star. The ratings are subject to change every month.

     You can check our up-to-date ratings at any time by visiting our new web site, WWW.PREFERREDINCOME.COM. You will find there a direct link to the page in Morningstar's web site that displays our ratings.

     OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

HOW HAS THE FUND USUALLY DONE IN WEAK MARKETS?

     Typically, we have done very well in tough times. This is consistent with our Morningstar ratings, which pay particular attention to risk. Further confirmation is provided by the following bar chart.

[PREFERRED INCOME DOUBLE LINE CHART]

                                                               LIPPER COMPOSITE OF INVESTMENT
                                                                      GRADE BOND FUNDS                PREFERRED INCOME FUND
                                                               ------------------------------         ---------------------
Weak Markets                                                                -8.2%                               0.0%
Strong Markets                                                              18.1%                              21.0%
All Markets                                                                  7.9%                              13.0%

THE DATA, PROVIDED BY LIPPER INC., SHOW THE AVERAGE ANNUALIZED TOTAL RETURNS IN THE 106 MONTHS ENDED 11/30/99, INCLUDING 38 WEAK MARKETS AND 68 STRONG MARKETS.

     The chart breaks down the Fund's historical total returns, on a month by month basis, between strong and weak markets based upon whether the Lipper composite of higher quality bond funds managed to beat the total return on Treasury bills. As the chart indicates, we have generally done reasonably well in good markets and extremely well in bad markets, which has produced outstanding results overall.

WAS SOMETHING DIFFERENT ABOUT THIS YEAR'S DOWN MARKET?

     Very definitely! To begin with, the Fund's performance was not as outstanding as we have come to expect in a down market. As detailed on the following page, the explanation lies in the particular reasons behind the weakness in the preferred market in Fiscal 1999.

     The pressure on preferred prices in the last year can be divided into two components:

1. The impact of the GENERAL INCREASE IN INTEREST RATES as represented by the rising yields of Treasury bonds. Our hedges are designed to reduce the Fund's exposure to this risk, and they worked very much as they have in the past. We made good profits on our hedges in Fiscal 1999.

2. The UNDERPERFORMANCE OF PREFERREDS compared to Treasuries, which is discussed in our opening letter. Since our hedges are based on Treasuries, we do not expect them to offset the amount by which preferreds perform better or worse than Treasuries. Fiscal 1999 would have been a much better year if preferreds had just mirrored the performance of Treasuries.

     Preferreds rarely track Treasuries in lockstep. In fact, preferreds often become either expensive or cheap as they get "out of sync" with Treasuries, although such tracking errors tend to balance out over longer time periods. Such distortions are typically due to aberrations in supply factors, which can be difficult to predict ahead of time. Our goal is to recognize such discrepancies in valuations when they do occur and to adjust the Fund's portfolio to take advantage of them over the longer term.

WILL THE SPECIAL YEAR-END DISTRIBUTION REDUCE THE VALUE OF MY INVESTMENT IN THE FUND?

     It depends on whether or not the distribution is reinvested. Let's use the analogy of a savings account. Taking the distribution out is a withdrawal of principal that will reduce the account's value. You can not get back to where you started without reinvesting.

     A good many of our shareholders reinvest all distributions, including the monthly dividends, through the Fund's Dividend Reinvestment Plan. The DRIP is a particularly efficient way to reinvest on a regular basis with a minimum of hassle. If your shares are held in a brokerage account, ask your broker how to participate in the Fund's DRIP. If you hold your shares in certificate form, call the Plan's agent, PFPC Inc., at 1-800-331-1710 for more information.

     Shareholders who wish to reinvest only now and then in amounts of their own choosing can always acquire more shares of the Preferred Income Fund by calling their brokers and purchasing shares in the market.

HOW WILL MY INCOME BE AFFECTED BY THE SPECIAL DISTRIBUTION?

     The savings account analogy also applies to income. A shareholder's income will actually increase ever so slightly if the special year-end distribution is reinvested in additional shares. If the distribution is not reinvested, income will be reduced by about 3%.

     We have projected into January, 2000 the historical income data for the Fund contained in the following chart, which has appeared in these reports many times before. The solid blue line (measured on the left-hand scale) represents the monthly dollar income received from an original investment in 1,000 shares of the Fund. It is based on the assumption that the shareholder spent his or her regular monthly income from the Fund and reinvested at net asset value just the portion of each special year-end distribution that was "above and beyond" the monthly dividends.

                                    [CHART]

                 PREFERRED INCOME FUND MONTHLY DIVIDEND INCOME
                 On a 1,000 Share ($15,000) Initial Investment

        Monthly Dividend Income                    30 Year Treasury Yield
Dec-90                                           Dec-90
Jan-91                                           Jan-91                  8.16
Feb-91                                           Feb-91                  8.2
Mar-91                                           Mar-91                  8.22
Apr-91                  122.5                    Apr-91                  8.18
May-91                  122.5                    May-91                  8.26
Jun-91                  122.5                    Jun-91                  8.4
Jul-91                  122.5                    Jul-91                  8.34
Aug-91                  125                      Aug-91                  8.06
Sep-91                  125                      Sep-91                  7.81
Oct-91                  125                      Oct-91                  7.91
Nov-91                  125                      Nov-91                  7.94
Dec-91                  126.46                   Dec-91                  7.4
Jan-92                  126.46                   Jan-92                  7.76
Feb-92                  126.46                   Feb-92                  7.79
Mar-92                  126.46                   Mar-92                  7.96
Apr-92                  126.46                   Apr-92                  8.03
May-92                  126.46                   May-92                  7.84
Jun-92                  126.46                   Jun-92                  7.78
Jul-92                  126.46                   Jul-92                  7.46
Aug-92                  126.46                   Aug-92                  7.41
Sep-92                  126.46                   Sep-92                  7.38
Oct-92                  126.46                   Oct-92                  7.62
Nov-92                  126.46                   Nov-92                  7.6
Dec-92                  127.87                   Dec-92                  7.39
Jan-93                  127.87                   Jan-93                  7.19
Feb-93                  127.87                   Feb-93                  6.9
Mar-93                  127.87                   Mar-93                  6.92
Apr-93                  127.87                   Apr-93                  6.93
May-93                  127.87                   May-93                  6.98
Jun-93                  127.87                   Jun-93                  6.67
Jul-93                  127.87                   Jul-93                  6.56
Aug-93                  127.87                   Aug-93                  6.09
Sep-93                  127.87                   Sep-93                  6.02
Oct-93                  127.87                   Oct-93                  5.97
Nov-93                  127.87                   Nov-93                  6.3
Dec-93                  121.76                   Dec-93                  6.35
Jan-94                  121.76                   Jan-94                  6.24
Feb-94                  121.76                   Feb-94                  6.66
Mar-94                  121.76                   Mar-94                  7.09
Apr-94                  121.76                   Apr-94                  7.3
May-94                  128.67                   May-94                  7.43
Jun-94                  128.67                   Jun-94                  7.61
Jul-94                  128.67                   Jul-94                  7.39
Aug-94                  128.67                   Aug-94                  7.48
Sep-94                  128.67                   Sep-94                  7.82
Oct-94                  128.67                   Oct-94                  7.96
Nov-94                  133.06                   Nov-94                  7.94
Dec-94                  132.51                   Dec-94                  7.88
Jan-95                  132.51                   Jan-95                  7.73
Feb-95                  132.51                   Feb-95                  7.55
Mar-95                  132.51                   Mar-95                  7.43
Apr-95                  132.51                   Apr-95                  7.33
May-95                  132.51                   May-95                  6.63
Jun-95                  125.21                   Jun-95                  6.54
Jul-95                  125.21                   Jul-95                  6.9
Aug-95                  125.21                   Aug-95                  6.61
Sep-95                  125.21                   Sep-95                  6.5
Oct-95                  125.21                   Oct-95                  6.36
Nov-95                  125.21                   Nov-95                  6.08
Dec-95                  117.63                   Dec-95                  5.95
Jan-96                  117.63                   Jan-96                  6.05
Feb-96                  117.63                   Feb-96                  6.36
Mar-96                  117.63                   Mar-96                  6.67
Apr-96                  117.63                   Apr-96                  6.83
May-96                  124.39                   May-96                  7
Jun-96                  124.39                   Jun-96                  6.95
Jul-96                  124.39                   Jul-96                  7.01
Aug-96                  124.39                   Aug-96                  7.12
Sep-96                  124.39                   Sep-96                  6.9
Oct-96                  124.39                   Oct-96                  6.81
Nov-96                  124.39                   Nov-96                  6.51
Dec-96                  123.32                   Dec-96                  6.6
Jan-97                  123.32                   Jan-97                  6.79
Feb-97                  123.32                   Feb-97                  6.8
Mar-97                  123.32                   Mar-97                  7.09
Apr-97                  123.32                   Apr-97                  6.89
May-97                  123.32                   May-97                  6.98
Jun-97                  123.32                   Jun-97                  6.74
Jul-97                  123.32                   Jul-97                  6.45
Aug-97                  123.32                   Aug-97                  6.61
Sep-97                  123.32                   Sep-97                  6.3
Oct-97                  123.32                   Oct-97                  6.15
Nov-97                  123.32                   Nov-97                  6.04
Dec-97                  117.47                   Dec-97                  5.95
Jan-98                  117.47                   Jan-98                  5.9
Feb-98                  117.47                   Feb-98                  6.02
Mar-98                  117.47                   Mar-98                  5.93
Apr-98                  117.47                   Apr-98                  5.95
May-98                  117.47                   May-98                  5.8
Jun-98                  117.47                   Jun-98                  5.62
Jul-98                  117.47                   Jul-98                  5.72
Aug-98                  117.47                   Aug-98                  5.26
Sep-98                  117.47                   Sep-98                  4.98
Oct-98                  117.47                   Oct-98                  5.15
Nov-98                  117.47                   Nov-98                  5.07
Dec-98                  118.77                   Dec-98                  5.09
Jan-99                  118.77                   Jan-99                  5.09
Feb-99                  118.77                   Feb-99                  5.58
Mar-99                  118.77                   Mar-99                  5.62
Apr-99                  118.77                   Apr-99                  5.66
May-99                  118.77                   May-99                  5.82
Jun-99                  127.85                   Jun-99                  5.97
Jul-99                  127.85                   Jul-99                  6.1
Aug-99                  127.85                   Aug-99                  6.06
Sep-99                  127.85                   Sep-99                  6.05
Oct-99                  127.85                   Oct-99                  6.16
Nov-99                  127.85                   Nov-99                  6.29
Dec-99                  127.85                   Dec-99                  6.48
Jan-00                  128.36                   Jan-00
Feb-00                  128.36                   Feb-00
Mar-00                                           Mar-00
Apr-00                                           Apr-00
May-00                                           May-00

All distributions in excess of regular monthly dividends are assumed to be reinvested at NAV

     The chart's message is that the monthly income of shareholders that reinvest has actually increased since the inception of the Fund. That increase is rather remarkable in view of the substantial decline in the interest rates on long term U.S. Treasury bonds (the dashed blue line measured on the right-hand scale) from roughly 8% to about 6 3/8% now.

WHAT IS THE DIFFERENCE BETWEEN TRADITIONAL PREFERREDS AND HYBRID PREFERREDS?

     It is basically a matter of corporate taxes. In all other respects, traditional and hybrid preferreds are really very similar. The markets for these two kinds of preferreds relate to each other in rather complicated ways, which occasionally provide opportunities for us to make some money for the Fund by taking advantage of pricing disparities.

     Traditional preferreds are treated for tax purposes just like common stock or any other equity security. The corporations that issue them do not get a tax deduction for the dividends that they pay. On the other hand, traditional preferreds are particularly appealing to corporate investors to whom the dividends on such issues are 70% tax-free. That is the result of the Dividends Received Deduction that was included in the federal tax laws many years ago to offset some of the double taxation of these dollars that would otherwise occur at the corporate level.

     Hybrid preferreds were created about six years ago for the purpose of allowing issuers to get a deduction for the dividend payments they make on preferreds, just as they would deduct interest payments on debt securities. Since the issuer pays no tax, there is no double tax to avoid and, correspondingly, no DRD available to a corporate holder of hybrids. Initially, individual investors were the primary purchasers of hybrids, but the market has now broadened to include institutions as well.

WHAT IS THE DISCOUNT FROM NET ASSET VALUE ON THE FUND'S SHARES?

     As this is being written, the discount of the market value of the Fund's shares from their net asset value is approximately 12%. As shown by the following graph, the discount has recently fluctuated rather consistently between the high single digits and the low teens. Weekly updates of the graph of the discount are included in our web site at WWW.PREFERREDINCOME.COM.

                                    [CHART]

                             Preferred Income Fund
                    Premium/Discount of Market Price to NAV

DATE                                                                           PREM/DISC
----                                                                           ---------
Dec-90
Jan-91
Jan-91
Jan-91
Jan-91
Feb-91
Feb-91                                                                           0.0842
Feb-91                                                                           0.0438
Feb-91                                                                           0.0395
Mar-91                                                                           0.0424
Mar-91                                                                           0.0183
Mar-91                                                                           0.0151
Mar-91                                                                           0.0201
Mar-91                                                                            0.023
Apr-91                                                                           0.0149
Apr-91                                                                           0.0196
Apr-91                                                                           0.0314
Apr-91                                                                           0.0268
May-91                                                                            0.023
May-91                                                                           0.0199
May-91                                                                           0.0146
May-91                                                                           0.0219
May-91                                                                            0.051
Jun-91                                                                           0.0423
Jun-91                                                                           0.0417
Jun-91                                                                           0.0536
Jun-91                                                                           0.0659
Jul-91                                                                           0.0726
Jul-91                                                                           0.0659
Jul-91                                                                           0.0643
Jul-91                                                                           0.0549
Aug-91                                                                           0.0678
Aug-91                                                                            0.054
Aug-91                                                                           0.0449
Aug-91                                                                           0.0648
Aug-91                                                                           0.0314
Sep-91                                                                            0.057
Sep-91                                                                           0.0883
Sep-91                                                                           0.0651
Sep-91                                                                           0.0682
Oct-91                                                                           0.0764
Oct-91                                                                           0.0745
Oct-91                                                                           0.0719
Oct-91                                                                           0.0662
Nov-91                                                                           0.0693
Nov-91                                                                           0.0827
Nov-91                                                                           0.0801
Nov-91                                                                            0.065
Nov-91                                                                           0.0807
Dec-91                                                                           0.0716
Dec-91                                                                           0.0791
Dec-91                                                                           0.0839
Dec-91                                                                           0.1136
Jan-92                                                                           0.1091
Jan-92                                                                           0.1116
Jan-92                                                                           0.0978
Jan-92                                                                           0.0912
Jan-92                                                                           0.0417
Feb-92                                                                           0.0478
Feb-92                                                                           0.0613
Feb-92                                                                           0.0417
Feb-92                                                                           0.0381
Mar-92                                                                           0.0339
Mar-92                                                                           0.0447
Mar-92                                                                           0.0387
Mar-92                                                                           0.0327
Apr-92                                                                           0.0357
Apr-92                                                                           0.0452
Apr-92                                                                           0.0464
Apr-92                                                                           0.0423
May-92                                                                           0.0523
May-92                                                                           0.0382
May-92                                                                           0.0347
May-92                                                                           0.0083
May-92                                                                           0.0039
Jun-92                                                                           0.0302
Jun-92                                                                           0.0239
Jun-92                                                                           0.0227
Jun-92                                                                           0.0491
Jul-92                                                                           0.0491
Jul-92                                                                           0.0593
Jul-92                                                                            0.057
Jul-92                                                                           0.0712
Jul-92                                                                            0.058
Aug-92                                                                           0.0601
Aug-92                                                                           0.0389
Aug-92                                                                           0.0306
Aug-92                                                                            0.025
Sep-92                                                                           0.0228
Sep-92                                                                           0.0356
Sep-92                                                                           0.0489
Sep-92                                                                           0.0339
Oct-92                                                                            0.065
Oct-92                                                                           0.0417
Oct-92                                                                           0.0417
Oct-92                                                                           0.0378
Oct-92                                                                           0.0707
Nov-92                                                                           0.0378
Nov-92                                                                            0.059
Nov-92                                                                           0.0349
Nov-92                                                                           0.0506
Dec-92                                                                            0.068
Dec-92                                                                           0.0601
Dec-92                                                                           0.0582
Dec-92                                                                           0.0618
Jan-93                                                                           0.0739
Jan-93                                                                           0.0987
Jan-93                                                                           0.1145
Jan-93                                                                           0.1021
Jan-93                                                                            0.076
Feb-93                                                                            0.053
Feb-93                                                                           0.0452
Feb-93                                                                           0.0434
Feb-93                                                                           0.0628
Mar-93                                                                           0.0909
Mar-93                                                                           0.0538
Mar-93                                                                           0.0248
Mar-93                                                                           0.0638
Apr-93                                                                           0.0806
Apr-93                                                                           0.0764
Apr-93                                                                           0.0671
Apr-93                                                                           0.0764
Apr-93                                                                           0.0677
May-93                                                                           0.0918
May-93                                                                           0.0779
May-93                                                                             0.07
May-93                                                                            0.074
Jun-93                                                                           0.0497
Jun-93                                                                           0.0388
Jun-93                                                                            0.056
Jun-93                                                                           0.0703
Jul-93                                                                           0.0451
Jul-93                                                                           0.0541
Jul-93                                                                            0.049
Jul-93                                                                           0.0576
Jul-93                                                                           0.0598
Aug-93                                                                            0.079
Aug-93                                                                           0.0484
Aug-93                                                                           0.0377
Aug-93                                                                           0.0434
Sep-93                                                                            0.045
Sep-93                                                                           0.0361
Sep-93                                                                           0.0467
Sep-93                                                                           0.0321
Oct-93                                                                           0.0293
Oct-93                                                                            0.011
Oct-93                                                                           0.0173
Oct-93                                                                           0.0048
Oct-93                                                                          -0.0075
Nov-93                                                                           0.0095
Nov-93                                                                           0.0019
Nov-93                                                                          -0.0316
Nov-93                                                                            0.003
Dec-93                                                                          -0.0175
Dec-93                                                                          -0.0103
Dec-93                                                                           0.0323
Dec-93                                                                          -0.0051
Dec-93                                                                          -0.0287
Jan-94                                                                           0.0093
Jan-94                                                                           0.0149
Jan-94                                                                          -0.0126
Jan-94                                                                          -0.0316
Feb-94                                                                          -0.0196
Feb-94                                                                          -0.0224
Feb-94                                                                          -0.0741
Feb-94                                                                          -0.0539
Mar-94                                                                          -0.0092
Mar-94                                                                           -0.027
Mar-94                                                                          -0.0379
Mar-94                                                                          -0.0505
Apr-94                                                                          -0.0466
Apr-94                                                                          -0.0713
Apr-94                                                                          -0.0596
Apr-94                                                                          -0.0598
Apr-94                                                                          -0.0863
May-94                                                                          -0.0581
May-94                                                                          -0.0635
May-94                                                                          -0.0409
May-94                                                                          -0.0397
Jun-94                                                                          -0.0289
Jun-94                                                                           0.0146
Jun-94                                                                          -0.0037
Jun-94                                                                           0.0175
Jul-94                                                                           0.0006
Jul-94                                                                           0.0299
Jul-94                                                                           0.0188
Jul-94                                                                          -0.0084
Jul-94                                                                          -0.0082
Aug-94                                                                          -0.0161
Aug-94                                                                          -0.0215
Aug-94                                                                          -0.0263
Aug-94                                                                          -0.0439
Sep-94                                                                          -0.0379
Sep-94                                                                          -0.0232
Sep-94                                                                          -0.0293
Sep-94                                                                          -0.0273
Sep-94                                                                          -0.0565
Oct-94                                                                          -0.1141
Oct-94                                                                          -0.1089
Oct-94                                                                          -0.1416
Oct-94                                                                          -0.0732
Nov-94                                                                          -0.0783
Nov-94                                                                          -0.0912
Nov-94                                                                          -0.0951
Nov-94                                                                          -0.0788
Dec-94                                                                          -0.0593
Dec-94                                                                          -0.0508
Dec-94                                                                          -0.0554
Dec-94                                                                          -0.0822
Dec-94                                                                          -0.0836
Jan-95                                                                          -0.0201
Jan-95                                                                          -0.0134
Jan-95                                                                          -0.0525
Jan-95                                                                          -0.0697
Feb-95                                                                           0.0061
Feb-95                                                                          -0.0289
Feb-95                                                                          -0.0419
Feb-95                                                                          -0.0004
Mar-95                                                                           0.0035
Mar-95                                                                          -0.0445
Mar-95                                                                          -0.0666
Mar-95                                                                          -0.0568
Mar-95                                                                           -0.029
Apr-95                                                                          -0.0256
Apr-95                                                                          -0.0217
Apr-95                                                                          -0.0439
Apr-95                                                                          -0.0271
May-95                                                                          -0.0398
May-95                                                                          -0.0178
May-95                                                                           -0.041
May-95                                                                           -0.087
Jun-95                                                                          -0.0259
Jun-95                                                                          -0.0608
Jun-95                                                                          -0.0759
Jun-95                                                                          -0.0884
Jun-95                                                                          -0.0753
Jul-95                                                                          -0.0844
Jul-95                                                                          -0.0995
Jul-95                                                                          -0.0976
Jul-95                                                                          -0.0917
Aug-95                                                                          -0.0888
Aug-95                                                                          -0.0935
Aug-95                                                                          -0.0942
Aug-95                                                                          -0.0832
Sep-95                                                                          -0.0698
Sep-95                                                                          -0.0816
Sep-95                                                                          -0.0968
Sep-95                                                                          -0.0978
Sep-95                                                                          -0.0816
Oct-95                                                                          -0.0974
Oct-95                                                                          -0.1094
Oct-95                                                                          -0.1048
Oct-95                                                                           -0.121
Nov-95                                                                          -0.1151
Nov-95                                                                          -0.1146
Nov-95                                                                          -0.1117
Nov-95                                                                          -0.1043
Dec-95                                                                          -0.1071
Dec-95                                                                          -0.1192
Dec-95                                                                          -0.1244
Dec-95                                                                          -0.1337
Dec-95                                                                          -0.1313
Jan-96                                                                          -0.1365
Jan-96                                                                          -0.1354
Jan-96                                                                          -0.1379
Jan-96                                                                          -0.1251
Feb-96                                                                          -0.1244
Feb-96                                                                          -0.1238
Feb-96                                                                           -0.136
Feb-96                                                                          -0.1281
Mar-96                                                                          -0.1118
Mar-96                                                                          -0.1332
Mar-96                                                                          -0.1521
Mar-96                                                                          -0.1564
Mar-96                                                                          -0.1464
Apr-96                                                                          -0.1343
Apr-96                                                                          -0.1477
Apr-96                                                                          -0.1402
Apr-96                                                                          -0.1488
May-96                                                                          -0.1477
May-96                                                                          -0.1452
May-96                                                                          -0.1363
May-96                                                                          -0.1432
May-96                                                                          -0.1111
Jun-96                                                                           -0.118
Jun-96                                                                          -0.1003
Jun-96                                                                          -0.1129
Jun-96                                                                          -0.1049
Jul-96                                                                           -0.095
Jul-96                                                                           -0.098
Jul-96                                                                          -0.1071
Jul-96                                                                          -0.1077
Aug-96                                                                          -0.1105
Aug-96                                                                          -0.0574
Aug-96                                                                          -0.0714
Aug-96                                                                          -0.0705
Aug-96                                                                          -0.0669
Sep-96                                                                          -0.0824
Sep-96                                                                          -0.0756
Sep-96                                                                          -0.1186
Sep-96                                                                          -0.1106
Oct-96                                                                          -0.0861
Oct-96                                                                          -0.0941
Oct-96                                                                          -0.1077
Oct-96                                                                          -0.0858
Nov-96                                                                          -0.0778
Nov-96                                                                          -0.0831
Nov-96                                                                          -0.0833
Nov-96                                                                          -0.0653
Nov-96                                                                          -0.0606
Dec-96                                                                          -0.0667
Dec-96                                                                          -0.0831
Dec-96                                                                          -0.0749
Dec-96                                                                           -0.075
Jan-97                                                                          -0.0242
Jan-97                                                                          -0.0291
Jan-97                                                                          -0.0465
Jan-97                                                                           -0.041
Jan-97                                                                          -0.0459
Feb-97                                                                          -0.0675
Feb-97                                                                          -0.0544
Feb-97                                                                          -0.0539
Feb-97                                                                           -0.055
Mar-97                                                                          -0.0584
Mar-97                                                                          -0.0637
Mar-97                                                                          -0.0752
Mar-97                                                                          -0.0584
Apr-97                                                                          -0.0627
Apr-97                                                                          -0.0881
Apr-97                                                                          -0.0976
Apr-97                                                                          -0.0852
May-97                                                                          -0.0451
May-97                                                                          -0.0578
May-97                                                                          -0.0529
May-97                                                                          -0.0554
May-97                                                                          -0.0541
Jun-97                                                                           -0.051
Jun-97                                                                          -0.0486
Jun-97                                                                          -0.0486
Jun-97                                                                          -0.0429
Jul-97                                                                          -0.0308
Jul-97                                                                          -0.0537
Jul-97                                                                          -0.0583
Jul-97                                                                          -0.0519
Aug-97                                                                          -0.0498
Aug-97                                                                          -0.0583
Aug-97                                                                          -0.0708
Aug-97                                                                          -0.0739
Aug-97                                                                          -0.0469
Sep-97                                                                          -0.0595
Sep-97                                                                          -0.0623
Sep-97                                                                          -0.0651
Sep-97                                                                          -0.0604
Oct-97                                                                          -0.0299
Oct-97                                                                          -0.0385
Oct-97                                                                          -0.0477
Oct-97                                                                          -0.0558
Oct-97                                                                          -0.0517
Nov-97                                                                          -0.0425
Nov-97                                                                          -0.0554
Nov-97                                                                           -0.067
Nov-97                                                                          -0.0313
Dec-97                                                                          -0.0431
Dec-97                                                                          -0.0519
Dec-97                                                                          -0.0632
Dec-97                                                                          -0.0621
Jan-98                                                                           -0.009
Jan-98                                                                          -0.0211
Jan-98                                                                          -0.0012
Jan-98                                                                          -0.0431
Jan-98                                                                          -0.0358
Feb-98                                                                          -0.0364
Feb-98                                                                          -0.0474
Feb-98                                                                          -0.0466
Feb-98                                                                          -0.0446
Mar-98                                                                           -0.048
Mar-98                                                                          -0.0595
Mar-98                                                                          -0.0437
Mar-98                                                                          -0.0518
Apr-98                                                                          -0.0645
Apr-98                                                                          -0.0509
Apr-98                                                                           -0.058
Apr-98                                                                          -0.0663
May-98                                                                          -0.0422
May-98                                                                          -0.0589
May-98                                                                          -0.0681
May-98                                                                          -0.0702
May-98                                                                          -0.0496
Jun-98                                                                          -0.0556
Jun-98                                                                          -0.0586
Jun-98                                                                          -0.0599
Jun-98                                                                          -0.0479
Jul-98                                                                          -0.0496
Jul-98                                                                          -0.0558
Jul-98                                                                          -0.0565
Jul-98                                                                          -0.0645
Jul-98                                                                          -0.0503
Aug-98                                                                          -0.0614
Aug-98                                                                          -0.0779
Aug-98                                                                           -0.075
Aug-98                                                                          -0.0448
Sep-98                                                                          -0.0448
Sep-98                                                                          -0.0379
Sep-98                                                                          -0.0326
Sep-98                                                                          -0.0367
Oct-98                                                                          -0.0379
Oct-98                                                                          -0.0249
Oct-98                                                                          -0.0228
Oct-98                                                                          -0.0117
Oct-98                                                                          -0.0091
Nov-98                                                                           -0.014
Nov-98                                                                          -0.0423
Nov-98                                                                          -0.0394
Nov-98                                                                          -0.0267
Dec-98                                                                          -0.0373
Dec-98                                                                          -0.0212
Dec-98                                                                          -0.0355
Dec-98                                                                          -0.0127
Jan-99                                                                          -0.0106
Jan-99                                                                          -0.0182
Jan-99                                                                          -0.0372
Jan-99                                                                          -0.0557
Jan-99                                                                          -0.0557
Feb-99                                                                          -0.0536
Feb-99                                                                          -0.0687
Feb-99                                                                          -0.0647
Feb-99                                                                          -0.1014
Mar-99                                                                          -0.0826
Mar-99                                                                          -0.0747
Mar-99                                                                          -0.0935
Mar-99                                                                           -0.106
Apr-99                                                                          -0.0802
Apr-99                                                                          -0.0969
Apr-99                                                                          -0.1003
Apr-99                                                                          -0.0957
Apr-99                                                                          -0.0946
May-99                                                                          -0.0962
May-99                                                                          -0.0928
May-99                                                                          -0.1146
May-99                                                                          -0.1048
Jun-99                                                                          -0.1014
Jun-99                                                                          -0.0991
Jun-99                                                                          -0.0927
Jun-99                                                                          -0.1031
Jul-99                                                                          -0.0979
Jul-99                                                                          -0.0938
Jul-99                                                                          -0.1037
Jul-99                                                                          -0.0747
Jul-99                                                                          -0.0751
Aug-99                                                                          -0.0792
Aug-99                                                                          -0.0963
Aug-99                                                                          -0.0946
Aug-99                                                                          -0.0911
Sep-99                                                                          -0.1071
Sep-99                                                                          -0.0892
Sep-99                                                                          -0.1065
Sep-99                                                                          -0.0788
Oct-99                                                                          -0.0703
Oct-99                                                                          -0.0727
Oct-99                                                                          -0.1442
Oct-99                                                                          -0.1279
Oct-99                                                                          -0.1431
Nov-99                                                                          -0.1368
Nov-99                                                                          -0.1373
Nov-99                                                                          -0.1078
Nov-99                                                                          -0.1207
Dec-99                                                                          -0.1145
Dec-99                                                                          -0.1195
Dec-99                                                                          -0.1307
Dec-99                                                                          -0.1624
Dec-99                                                                          -0.1084

                      [This page intentionally left blank]

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                                                  FINANCIAL DATA
                                           PER SHARE OF COMMON STOCK (UNAUDITED)
                             ---------------------------------------------------

                                                                                                  DIVIDEND
                                                     DIVIDEND     NET ASSET         NYSE        REINVESTMENT
                                                       PAID         VALUE       CLOSING PRICE     PRICE(1)
                                                     --------   -------------   -------------   -------------
December 31, 1998..................................  $0.7600       $15.73         $15.5625         $15.54
January 31, 1999...................................   0.0785        15.62          14.7500          14.87
February 28, 1999..................................   0.0785        15.65          14.0625          14.23
March 31, 1999.....................................   0.0785        15.57          14.3125          14.28
April 30, 1999.....................................   0.0785        15.60          14.1250          14.07
May 31, 1999.......................................   0.0785        15.50          13.8750          13.84
June 30, 1999......................................   0.0845        15.36          13.6875          13.89
July 31, 1999......................................   0.0845        15.07          13.9375          13.76
August 31, 1999....................................   0.0845        14.94          13.7500          13.52
September 30, 1999.................................   0.0845        14.80          13.6250          13.76
October 31, 1999...................................   0.0845        14.66          12.5625          12.76
November 30, 1999..................................   0.0845        14.41          12.7500          12.77
December 31, 1999..................................   0.5600        13.74          12.2500           N.A.

---------------

(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1999
---------------------------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES -- 92.7%
  ADJUSTABLE RATE PREFERRED STOCKS -- 15.3%
        UTILITIES -- 3.5 %
             Niagara Mohawk Power Corporation:
  154,879      Series A, Adj. Rate Pfd. ......  $  3,881,655*
   30,601      Series B, Adj. Rate Pfd. ......       768,850*
   88,745      Series C, Adj. Rate Pfd. ......     2,229,718*
                                                ------------
             TOTAL UTILITY ADJUSTABLE RATE
               PREFERRED STOCKS...............     6,880,223
                                                ------------
        BANKING -- 11.5%
   30,175    Bank One Corporation,
               Series B, Adj. Rate Pfd. ......     2,889,256*
   72,275    Chase Manhattan Corporation,
               Series L, Adj. Rate Pfd. ......     6,902,263*
             Citigroup Inc.:
   75,000      Series Q, Adj. Rate Pfd. ......     1,757,813*
  102,850      Series R, Adj. Rate Pfd. ......     2,410,547*
             Deutsche Bank AG:
  105,800      Bankers Trust New York
               Corporation, Series Q, Adj.
               Rate Pfd. .....................     2,479,688*
  110,200      Bankers Trust New York
               Corporation, Series R, Adj.
               Rate Pfd. .....................     2,582,813*
    5,000    J.P. Morgan & Company, Inc.,
               Series A, Adj. Rate Pfd. ......       386,875*
    8,200    Republic New York Corporation,
               Series D, Adj. Rate Pfd. ......       195,775*
   79,000    Wells Fargo & Company, Series B,
               Adj. Rate Pfd. ................     3,456,250*
                                                ------------
             TOTAL BANKING ADJUSTABLE RATE
               PREFERRED STOCKS...............    23,061,280
                                                ------------
        FINANCIAL SERVICES -- 0.3%
   12,500    Student Loan Marketing
               Association, Series A, Adj.
               Rate Pfd. .....................       584,375*
                                                ------------
             TOTAL ADJUSTABLE RATE PREFERRED
               STOCKS.........................    30,525,878
                                                ------------
  FIXED RATE PREFERRED STOCKS AND SECURITIES -- 77.4%
        UTILITIES -- 27.3%
             Alabama Power Company:
   55,000      5.83% Pfd. ....................     1,171,225*
   40,000      Alabama Power Capital Trust II,
               7.60% TOPrS....................       921,400
   13,000    Appalachian Power Company,
               8.00% QUIDS, Series B..........  $    309,920
             Baltimore Gas & Electric Company:
    4,750      6.70% Pfd., Series 1993........       510,103*
   11,000      6.99% Pfd., Series 1995........     1,203,675*
   10,000    Boston Edison Company,
               4.78% Pfd. ....................       772,650*
    5,000    Central Hudson Gas & Electric
               Corporation,
               4.35% Pfd., Series D...........       356,075*
             Central Power and Light Company:
  139,950      CPL Capital,
               8.00% QUIPS, Series A..........     3,242,641
   12,450    Columbus Southern Power Company,
               7.92% Jr. Sub. Debt, Series
               B..............................       291,143
             Connecticut Light and Power:
      885      2.06% Pfd. ....................        25,789*
      459      3.24% Pfd. ....................        21,153*
    6,870    Dayton Power and Light Company,
               3.90% Pfd., Series C...........       430,199*
             Duke Energy Corporation:
    5,550      4.50% Pfd., Series C...........       407,897*
    3,412      7.85% Pfd., Series S...........       371,209*
      565      7.00% Pfd., Series W...........        60,215*
             Duquesne Light Company:
   20,000      7.375% QIB, Series E...........       431,400
   54,000      Duquesne Capital,
               8.375% MIPS, Series A..........     1,294,650
   10,900    El Paso Tennessee Pipeline
               Company, 8.25% Pfd., Series A..       572,795*
             Entergy Arkansas Inc.:
    2,800      7.32% Pfd. ....................       276,038*
    3,850      7.40% Pfd. ....................       381,227*
             Florida Power & Light Company:
   42,747      6.98% Pfd., Series S...........     4,563,883*
   13,000      7.05% Pfd., Series T...........     1,394,055*
             Florida Progress Corporation:
   86,300      FPC Capital,
               7.10% QUIPS, Series A..........     1,824,813
    4,000    Georgia Power Capital Trust I,
               7.75% Series T.................        91,940

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 1999
                 ---------------------------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
      FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        UTILITIES (CONTINUED)
             Hawaiian Electric Company:
   20,000      HECO Capital Trust I, 8.05%
               QUIPS..........................  $    459,600
             Illinois Power Company:
    4,530      4.08% Pfd., Series A...........       147,044*
    8,960      4.42% Pfd., Series D...........       315,078*
   29,370      4.70% Pfd., Series E...........     1,098,144*
   10,000    Indiana Michigan Power Company,
               8.00% Pfd., Series A...........       234,350
    7,538    Jersey Central Power & Light
               Company, 7.52% Sinking Fund
               Pfd., Series K.................       789,002*
   22,000    MidAmerican Energy Financing I,
               7.98% QUIPS, Series A..........       509,520
             Monongahela Power Company:
    8,500      $7.73 Pfd., Series L...........       925,777*
   23,500      8% QUIDS, Series A.............       574,223
             Nevada Power Company:
   27,860      NVP Capital I,
               8.20% QUIPS, Series A..........       633,815
    5,000    New York State Electric & Gas
               Corporation,
               6.30% Sinking Fund Pfd. .......       518,050*
             Niagara Mohawk Power Corporation:
   15,080      7.85% Sinking Fund Pfd. .......       383,183*
   45,000      6.905% Pfd. ...................     2,270,925*
    3,500    Northern Indiana Public Service
               Company,
               7.44% Pfd......................       357,578*
    6,170    Ohio Edison Company,
               4.44% Pfd. ....................       406,079*
             Ohio Power Company:
   33,600      8.16% Pfd., Series A...........       802,200
   15,500      7.92% QUIDS, Series B..........       353,555
   36,300      7.375% Sr. Note................       791,159
             PacifiCorp:
    5,700      $7.48 Sinking Fund Pfd. .......       623,523*
    5,000      $4.72 Pfd. ....................       389,975*
             PECO Energy:
    5,000      $4.40 Pfd., Series C...........  $    299,375*
1,050,000      Capital Trust III,
               $7.38 4/6/28 Capital Security,
               Series D.......................       922,540
             PP&L Resources, Inc.:
  124,700      PP&L Capital Trust II,
               8.10% TOPrS....................     2,947,285
   48,000    Public Service Company of
               Colorado Capital Trust I,
               7.60% TOPrS....................     1,062,480
   10,000    Public Service Company of New
               Mexico, 4.58% Private Pfd. ....       657,900*
             Public Service Enterprise Group
               Incorporated:
   53,500      Enterprise Capital Trust I,
               7.44% TOPrS, Series A..........     1,084,713
             Puget Sound Energy Inc.:
   11,620      7.75% Sinking Fund Pfd. .......     1,216,846*
   92,200      7.45% Pfd., Series II..........     2,465,889*
             Reliant Energy, Inc.:
   34,000      REI Trust I,
               7.20% TOPrS, Series C..........       704,310
    4,884    Rochester Gas & Electric
               Corporation, 4.10% Pfd., Series
               H..............................       312,503*
   36,700    San Diego Gas & Electric Company,
               6.80% Pfd. ....................       958,054*
             South Carolina Electric & Gas
               Company:
   14,034      5.125% Purchase Fund Pfd. .....       601,567*
   86,200      SCE&G Trust I,
               7.55%, Series A................     1,989,927
    5,000    Southern Indiana Gas & Electric,
               4.75% Pfd. Pvt. ...............       376,100*
    5,000    Southwestern Public Service
               Capital I, 7.85%, Series A.....       115,775
             TransCanada PipeLines Ltd.:
   37,000      TransCanada Capital,
               8.75% TOPrS....................       906,130
3,800,000    Union Electric Company,
               7.69% 12/15/36 Capital
               Security, Series A.............     3,446,467
    1,916    Virginia Electric & Power
               Company, $6.98 Pfd. ...........       203,843*

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1999
---------------------------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
      FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        UTILITIES (CONTINUED)
             Wisconsin Energy Corporation:
   35,000      WEC Capital Trust I,
               6.85%..........................  $    726,950
                                                ------------
             TOTAL UTILITY FIXED RATE
               PREFERRED STOCKS AND
               SECURITIES.....................    54,507,529
                                                ------------
        BANKING -- 22.2%
             ABN Amro North America:
    1,000      6.59% Pfd. 144A***.............       964,080*
    1,480      LaSalle National Corporation,
               6.46% Pfd. 144A***.............     1,398,696*
             BancWest Corporation:
6,500,000      First Hawaiian Capital I,
               8.343% 7/1/27 Capital Security,
               Series B.......................     6,164,243
             Bank of America Corporation:
2,135,000      NationsBank Capital Trust II,
               7.83% 12/15/26 Capital
               Security.......................     2,039,533
  900,000    Bank of New York Company, Inc.,
               7.78% 12/1/26 Capital Security
               144A***........................       848,056
             Chase Manhattan Corporation:
   62,189      10.84% Pfd., Series C..........     1,759,327*
    5,000      10.96% Pfd., Series G..........       137,350*
             Citigroup Inc.:
   46,550      6.213% Pfd., Series G..........     2,159,920*
   92,550      5.864% Pfd., Series M..........     4,104,130*
             Deutsche Bank AG:
3,300,000      BT Capital Trust B,
               7.90% 1/15/27 Capital
               Security.......................     3,100,861
             First Union Corporation:
1,750,000      First Union Institutional Capital
               II, 7.85% 1/1/27 Capital
               Security.......................     1,644,037
1,500,000      First Union Capital II,
               7.95% 11/15/29 Capital
               Security.......................     1,471,395
             FleetBoston Financial
               Corporation:
1,200,000    BankBoston Capital Trust I,
               8.250% 12/15/26 Capital
               Security.......................  $  1,171,458
1,000,000      BankBoston Capital Trust II,
               7.75% 12/15/26 Capital
               Security, Series B.............       926,445
   31,100      Fleet Financial Group, Inc.,
               6.75% Pfd., Series VI..........     1,659,185*
             GreenPoint Financial Corporation:
2,500,000      GreenPoint Capital Trust I,
               9.10% 6/1/27 Capital
               Security.......................     2,346,612
             J.P. Morgan & Company Inc.:
1,500,000      JPM Capital Trust I,
               7.54% 1/15/27 Capital
               Security.......................     1,378,335
1,120,000      JPM Capital Trust II,
               7.95% 2/1/27 Capital
               Security.......................     1,071,969
1,000,000    Keycorp Institutional Capital II,
               6.875% 3/17/29 Capital
               Security.......................       854,570
             Republic New York Corporation:
    4,900      5.715% Pfd. ...................       215,306*
5,250,000      Republic NY Capital Trust II,
               7.53% 12/4/26 Capital
               Security.......................     4,688,959
             Summit Bancorp:
1,000,000      Summit Capital Trust I,
               8.40% 3/15/27 Capital Security,
               Series B.......................       987,155
  500,000    Suntrust Capital Trust II,
               7.90%, 6/15/27 Capital
               Security.......................       477,927
2,125,000    Washington Mutual, Inc.,
               8.375% 6/1/27 Capital
               Security.......................     2,074,892
  750,000    Wells Fargo & Company, Capital I,
               7.96% 12/15/26 Capital
               Security.......................       726,563
                                                ------------
             TOTAL BANKING FIXED RATE
               PREFERRED STOCKS AND
               SECURITIES.....................    44,371,004
                                                ------------
        FINANCIAL SERVICES -- 15.1%
             Bear Stearns Companies, Inc. The:
   14,000      6.15% Pfd., Series E...........       622,440*
   45,000      5.72% Pfd., Series F...........     1,868,625*
   52,450      5.49% Pfd., Series G...........     2,096,427*
2,500,000    Countrywide Credit Capital I,
               8.00% 12/15/26 Capital
               Security.......................     2,313,987

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 1999
                 ---------------------------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
      FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        FINANCIAL SERVICES (CONTINUED)
             Donaldson, Lufkin & Jenrette,
               Inc.:
   11,600      DLJ Capital Trust,
               8.42%..........................  $    279,618
   19,000    Freddie Mac,
               5.10%, Series H................       773,585*
             Heller Financial, Inc.:
   13,200      6.687% Pfd., Series C..........     1,274,262*
    8,600      6.95% Pfd., Series D...........       862,838*
             Household International, Inc.:
  133,300      Household Capital Trust II,
               8.70%..........................     3,252,520
   70,000    Household Capital Trust IV,
               7.25%..........................     1,453,550
             Lehman Brothers Holdings Inc.:
  229,748      5.00% Convertible Pfd., Series
               B..............................     6,445,580*
   71,200      5.94% Pfd., Series C...........     2,965,124*
   22,400      5.67% Pfd., Series D...........       894,208*
             Merrill Lynch & Co., Inc.:
   24,900      ML Capital Trusts,
               8.00% TOPrS....................       621,629
   90,000    SLM Holding Corporation,
               6.97% Pfd. ....................     4,442,400*
                                                ------------
             TOTAL FINANCIAL SERVICES FIXED
               RATE PREFERRED STOCKS AND
               SECURITIES.....................    30,166,793
                                                ------------
        INSURANCE -- 7.1%
             Allstate Corporation:
1,900,000      Allstate Financing II,
               7.83% 12/1/45 Capital
               Security.......................     1,790,740
             Hartford Financial Services
               Group, Inc.:
   55,066      Hartford Capital II,
               8.35% QUIPS, Series B..........     1,340,582
             MMI Companies, Inc.:
4,700,000      MMI Capital Trust I,
               7.625% 12/15/27 Capital
               Security, Series B.............     3,126,440
             Provident Companies, Inc.:
1,900,000      Provident Financing Trust I,
               7.405% 3/15/38 Capital
               Security.......................     1,611,380
       21    Prudential Human Resources
               Management Company, Inc.,
               6.30% Private Placement,
               Sinking Fund Pfd., Series A....  $  2,079,661*
             SAFECO Corporation:
4,980,000      SAFECO Capital Trust I,
               8.072% 7/15/37 Capital
               Security.......................     4,368,431
                                                ------------
             TOTAL INSURANCE FIXED RATE
               PREFERRED STOCKS AND
               SECURITIES.....................    14,317,234
                                                ------------
        MISCELLANEOUS INDUSTRIES -- 5.7%
   41,327    Anadarko Petroleum Corporation,
               5.46% Pfd. ....................     3,332,816*
             Coastal Corporation, The:
   69,400      Coastal Finance I,
               8.375% TOPrS...................     1,640,616
   57,600    Farmland Industries Inc.,
               8.00% Pfd. 144A***.............     2,634,912*
   30,000    LASMO America Ltd.,
               8.15% Pfd. 144A***.............     3,213,300*
    9,520    Viad Corporation,
               $4.75 Sinking Fund Pfd. .......       550,780*
                                                ------------
             TOTAL MISCELLANEOUS INDUSTRIES
               FIXED RATE PREFERRED STOCKS AND
               SECURITIES.....................    11,372,424
                                                ------------
             TOTAL FIXED RATE PREFERRED STOCKS
               AND SECURITIES.................   154,734,984
                                                ------------
             TOTAL PREFERRED STOCKS AND
               SECURITIES
               (Cost $188,995,598)............   185,260,862
                                                ------------
COMMON STOCKS -- 0.5%
       UTILITIES -- 0.5%
   47,250    Avista Corporation $1.24
               RECONS.........................       727,886*
    8,900    WPS Resources Corporation........       232,780*
                                                ------------
             TOTAL UTILITY COMMON STOCKS
               (Cost $1,084,376)..............       960,666
                                                ------------
OPTION CONTRACTS -- 1.8% (Cost $3,008,643)
             March Put Options on U.S.
               Treasury Bond Futures, expiring
               2/20/00+.......................     3,622,285
                                                ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1999
---------------------------------------------------------------

PRINCIPAL                                         VALUE
  AMOUNT                                         (NOTE 1)
---------                                        --------
REPURCHASE AGREEMENT -- 3.4% (Cost $6,896,000)
$6,896,000   Agreement with Warburg Dillon
               Read, 5.650% dated 11/30/99,
               to be repurchased at
               $6,897,082 on 12/1/99,
               collateralized by $4,798,000
               U.S. Treasury Note, 11.250%
               due 2/15/15 (value
               $7,035,068)...................  $  6,896,000
                                               ------------
TOTAL INVESTMENTS (Cost $199,984,617**). 98.4%  196,739,813
OTHER ASSETS AND LIABILITIES (Net).....   1.6     3,123,482
                                         ----   -----------
NET ASSETS............................  100.0% $199,863,295
                                         ====  ============

---------------

  * Securities eligible for the Dividends Received Deduction.
 ** Aggregate cost for federal tax purposes is $200,818,066.
*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  + Non-income producing.

ABBREVIATIONS (Note 6):
TOPrS   -- Trust Originated Preferred Securities
QUIPS   -- Quarterly Income Preferred Securities
MIPS    -- Monthly Income Preferred Securities
QUIDS   -- Quarterly Income Debt Securities
RECONS  -- Return Enhanced Convertible Securities

Capital Securities are considered debt instruments for financial statement purposes and the amounts shown in the Shares/Par column are dollar amounts of par value.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                              Preferred Income Fund Incorporated
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                               NOVEMBER 30, 1999
                   -------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $199,984,617) (Note 1)
     See accompanying schedule..............................                   $196,739,813
  Cash......................................................                             25
  Dividends and interest receivable.........................                      2,145,072
  Receivable for securities sold............................                      1,428,327
  Prepaid expenses..........................................                         24,047
                                                                               ------------
          Total Assets......................................                    200,337,284
LIABILITIES:
  Dividends payable to Common Shareholders..................  $   209,447
  Investment advisory fee payable (Note 2)..................       93,218
  Professional fees payable.................................       56,913
  Accrued expenses and other payables.......................      114,411
                                                              -----------
          Total Liabilities.................................                        473,989
                                                                               ------------
NET ASSETS..................................................                   $199,863,295
                                                                               ============
NET ASSETS consist of:
  Undistributed net investment income (Note 1)..............                   $    804,614
  Accumulated net realized gain on investments sold
    (Note 1)................................................                      2,955,248
  Unrealized depreciation of investments (Note 3)...........                     (3,244,804)
  Par value of Common Stock.................................                         98,386
  Paid-in capital in excess of par value of Common Stock....                    141,749,851
  Money Market Cumulative Preferred(TM) Stock (Note 5)......                     57,500,000
                                                                               ------------
          Total Net Assets..................................                   $199,863,295
                                                                               ============
                                                               PER SHARE

NET ASSETS AVAILABLE TO:
  Money Market Cumulative Preferred(TM) Stock (575 shares
     outstanding) redemption value..........................  $100,000.00      $ 57,500,000
  Accumulated undeclared dividends on Money Market
     Cumulative Preferred(TM) Stock (Note 9)................       975.55           560,942
                                                              -----------      ------------
                                                              $100,975.55        58,060,942
                                                              ===========
  Common Stock (9,838,571 shares outstanding)...............       $14.41       141,802,353
                                                                   ======      ------------
TOTAL NET ASSETS............................................                   $199,863,295
                                                                               ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

Preferred Income Fund Incorporated
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1999
-----------------------------------------------

INVESTMENT INCOME:
     Dividends..............................................                  $ 10,228,437
     Interest...............................................                     4,526,531
                                                                              ------------
          Total Investment Income...........................                    14,754,968
EXPENSES:
     Investment advisory fee (Note 2).......................  $1,167,583
     Administration fee (Note 2)............................     250,220
     Money Market Cumulative Preferred(TM) broker
       commissions and Auction Agent fees...................     158,256
     Insurance expense......................................      96,195
     Professional fees......................................      92,014
     Directors' fees and expenses (Note 2)..................      78,398
     Shareholder servicing agent fees and expenses
       (Note 2).............................................      75,436
     Economic consulting fee (Note 2).......................      42,223
     Custodian fees and expenses (Note 2)...................      29,772
     Other..................................................      80,706
                                                              ----------
          Total Expenses....................................                     2,070,803
                                                                              ------------
NET INVESTMENT INCOME.......................................                    12,684,165
                                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  (Notes 1 and 3):
     Net realized gain on investments sold during the
       year.................................................                     2,426,942
     Change in net unrealized appreciation of investments
       during the year......................................                   (15,491,387)
                                                                              ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............                   (13,064,445)
                                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $   (380,280)
                                                                              ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                              STATEMENT OF CHANGES IN NET ASSETS
                 ---------------------------------------------------------------

                                                                 YEAR ENDED           YEAR ENDED
                                                              NOVEMBER 30, 1999    NOVEMBER 30, 1998
                                                              -----------------    -----------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
     Net investment income..................................    $ 12,684,165         $ 12,592,124
     Net realized gain on investments sold during the
       year.................................................       2,426,942            6,366,022
     Change in net unrealized appreciation of investments
       during the year......................................     (15,491,387)          (5,855,394)
                                                                ------------         ------------
     Net increase/(decrease) in net assets resulting from
       operations...........................................        (380,280)          13,102,752
DISTRIBUTIONS:
     Dividends paid from net investment income to Money
       Market Cumulative Preferred(TM) Stock Shareholders
       (Note 5).............................................      (2,011,963)          (1,660,954)
     Distributions paid from net realized capital gains to
       Money Market Cumulative Preferred(TM) Stock
       Shareholders (Note 5)................................        (815,122)            (742,118)
     Dividends paid from net investment income to Common
       Stock Shareholders...................................     (11,066,234)         (10,376,977)
     Distributions paid from net realized capital gains to
       Common Stock Shareholders............................      (5,261,030)          (2,914,933)
                                                                ------------         ------------
NET DECREASE IN NET ASSETS FOR THE YEAR.....................     (19,534,629)          (2,592,230)
NET ASSETS:
     Beginning of year......................................     219,397,924          221,990,154
                                                                ------------         ------------
     End of year (including undistributed net investment
       income of $804,614 and $1,254,377, respectively).....    $199,863,295         $219,397,924
                                                                ============         ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH YEAR.
-------------------------------------------------------------------

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                                 YEAR ENDED NOVEMBER 30,
                                                                ---------------------------------------------------------
                                                                  1999         1998        1997        1996        1995
                                                                ---------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................    $   16.43    $  16.71    $  16.50    $  15.80    $  14.74
                                                                ---------    --------    --------    --------    --------
INVESTMENT OPERATIONS:
Net investment income.......................................         1.29        1.28        1.27        1.37        1.48
Net realized and unrealized gain/(loss) on investments......        (1.35)       0.05        1.00        0.65        2.05
                                                                ---------    --------    --------    --------    --------
Total from investment operations............................        (0.06)       1.33        2.27        2.02        3.53
                                                                ---------    --------    --------    --------    --------
DISTRIBUTIONS:
Dividends paid from net investment income to MMP*
 Shareholders...............................................        (0.20)      (0.17)      (0.22)      (0.15)      (0.26)
Distributions paid from net realized capital gains to MMP*
 Shareholders...............................................        (0.08)      (0.07)      (0.06)      (0.08)      (0.01)
Dividends paid from net investment income to Common Stock
 Shareholders...............................................        (1.12)      (1.05)      (1.15)      (1.08)      (1.36)
Distributions paid from net realized capital gains to Common
 Stock Shareholders.........................................        (0.53)      (0.30)      (0.65)         --       (0.83)
Change in accumulated undeclared dividends on MMP*..........        (0.03)+     (0.02)       0.02       (0.01)      (0.01)
                                                                ---------    --------    --------    --------    --------
Total distributions.........................................        (1.96)      (1.61)      (2.06)      (1.32)      (2.47)
                                                                ---------    --------    --------    --------    --------
Net asset value, end of year................................    $   14.41+   $  16.43    $  16.71    $  16.50    $  15.80
                                                                =========    ========    ========    ========    ========
Market value, end of year...................................    $  12.750    $ 15.938    $ 16.188    $ 15.500    $ 14.125
                                                                =========    ========    ========    ========    ========
Total investment return based on net asset value**..........      (1.81)%       6.91%      13.65%      12.78%      25.13%
                                                                =========    ========    ========    ========    ========
Total investment return based on market value**.............     (10.43)%       7.05%      17.20%      18.50%      22.14%
                                                                =========    ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK
 SHAREHOLDERS:
   Operating expenses.......................................         1.37%       1.32%       1.34%       1.51%       1.55%
   Net investment income***.................................         6.66%       6.13%       6.22%       7.22%       8.33%
SUPPLEMENTAL DATA:
   Portfolio turnover rate..................................           65%         87%         74%         98%         94%
   Net assets, end of year (in 000's)(total Fund)...........    $ 199,863    $219,398    $221,990    $220,088    $213,053
------------------------------------------------------------
Ratio of operating expenses to total average net assets
 including MMP*.............................................         0.99%       0.97%       0.99%       1.10%       1.11%

  * Money Market Cumulative Preferred(TM) Stock.
 ** Assumes reinvestment of distributions at the price obtained by the Fund's
    Dividend Reinvestment Plan.
*** The net investment income ratios reflect income net of operating expenses and payments to MMP* Shareholders.
  + Includes effect of additional distribution available to MMP* Shareholders
    ($0.05 per Common share). (See Notes 5 and 9 to the Financial Statements.)

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                          ------------------------------------------------------

     The table below sets out information with respect to Money Market Cumulative Preferred(TM) Stock currently outstanding. (See Note 5 to the Financial Statements.)

                                     INVOLUNTARY      AVERAGE
                           ASSET     LIQUIDATING       MARKET
          TOTAL SHARES   COVERAGE     PREFERENCE       VALUE
          OUTSTANDING    PER SHARE   PER SHARE(1)   PER SHARE(1)
          ------------   ---------   ------------   ------------
11/30/99       575       $347,588      $100,000       $100,000
11/30/98       575        381,562       100,000        100,000
11/30/97       575        386,070       100,000        100,000
11/30/96       575        382,762       100,000        100,000
11/30/95       575        370,527       100,000        100,000

---------------

(1) Excludes accumulated undeclared dividends.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

     Preferred Income Fund Incorporated (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     Portfolio valuation: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Money Market Cumulative Preferred(TM) Stock and (iii) accumulated and unpaid dividends on the outstanding Money Market Cumulative Preferred(TM) Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

     Option accounting principles: Upon the purchase of a put option by the Fund, the total purchase price paid is recorded as an investment. The market valuation is determined as set forth in the second preceding paragraph. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund's Investment Adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
       -------------------------------------------------------------------------

use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock. The shareholders of Money Market Cumulative Preferred(TM) Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders.

     The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years.

     Other: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, DIRECTORS' FEES, ECONOMIC CONSULTING FEE, ADMINISTRATION FEE AND TRANSFER AGENT FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's Investment Adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the value of the Fund's average

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------------------------------------------------------

monthly net assets up to $100 million and 0.50% of the value of the Fund's average monthly net assets in excess of $100 million.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $100 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     Primark Decision Economics Inc. ("Primark") serves as the Fund's Economic Consultant. Effective October 8, 1999, the Fund revised its agreement with Primark and now pays Primark an annual fee equal to $25,000 for services provided.

     First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's Administrator and Transfer Agent. As Administrator, Investor Services Group calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. As compensation for Investor Services Group's services as Administrator, the Fund pays Investor Services Group a monthly fee at an annual rate of 0.12% of the Fund's average monthly net assets. Boston Safe Deposit and Trust Company ("Boston Safe"), a wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's Custodian. As compensation for Boston Safe's services as Custodian, the Fund pays Boston Safe a monthly fee at an annual rate of 0.01% of the Fund's average monthly net assets. Investor Services Group also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for Investor Services Group's services as transfer agent, the Fund pays Investor Services Group a fee at an annual rate of 0.02% of the Fund's average monthly net assets plus certain out-of-pocket expenses. (See Note 9.)

     Chase Manhattan Bank ("Auction Agent") served as the Fund's Money Market Cumulative Preferred(TM) Stock transfer agent, registrar, dividend disbursing agent and redemption agent during the year. (See Note 9.)

3.  PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the year ended November 30, 1999, excluding short-term investments, aggregated $130,108,967 and $138,720,688, respectively.

     At November 30, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $5,967,161 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $10,045,414.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
       -------------------------------------------------------------------------

4.  COMMON STOCK

     At November 30, 1999, 240,000,000 shares of $0.01 par value Common Stock were authorized. There were no Common Stock transactions for the years ended November 30, 1999 and 1998.

5.  MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Money Market Cumulative Preferred(TM) Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Money Market Cumulative Preferred(TM) Stock are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the Money Market Cumulative Preferred(TM) Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Money Market Cumulative Preferred(TM) Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     If the Fund allocates any net gains or income ineligible for the Dividends Received Deduction to shares of the Money Market Cumulative Preferred(TM) Stock, the Fund is required to make additional distributions to Money Market Cumulative Preferred(TM) Stock Shareholders or to pay a higher dividend rate in amounts needed to provide a return, net of tax, equal to the return had such originally paid distributions been eligible for the Dividends Received Deduction. Net assets available to Money Market Cumulative Preferred(TM) Stock at November 30, 1999 includes such an additional distribution of $471,678, which was declared on December 20, 1999. (See Note 9.) In prior years, additional distributions were not reported as available to Money Market Cumulative Preferred(TM) Stock until declared by the Board of Directors.

     An auction of the Money Market Cumulative Preferred(TM) Stock is generally held every 49 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Money Market Cumulative Preferred(TM) Stock Shareholders may also trade shares in the secondary market between auction dates.

     At November 30, 1999, 575 shares of Money Market Cumulative Preferred(TM) Stock were outstanding at the annual rate of 4.299%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure the portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------------------------------------------------------

6.  PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in adjustable and fixed rate preferred stocks and similar hybrid, i.e., fully taxable, preferred securities. Under normal market conditions, the Fund invests at least 25% of its assets in securities issued by utilities and at least 25% of its assets in securities issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives. The risks could adversely affect the ability and inclination of companies in these industries to declare and pay dividends or interest and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy. The Fund may invest up to 15% of its assets at the time of purchase in securities rated below investment grade, provided that no such investment may be rated below both "Ba" by Moody's Investors Service, Inc. and "BB" by Standard & Poor's or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer having an outstanding class of senior debt rated investment grade. The Fund may invest up to 15% of its assets in common stock. Under normal conditions, the Fund may invest up to 35% of its assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities, such as TOPrS, TIPS, QUIPS, MIPS, QUIDS, QUICS, QIB's, Capital Securities, and other similar or related investments, will be subject to the foregoing 35% limitation to the extent that, in the opinion of the Fund's Adviser, such investments are deemed to be debt-like in key characteristics.

7.  SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its fundamental investment policies, involving any or all of the following: lending of portfolio securities, short sales of securities, futures contracts, options on futures contracts, and options on securities. With the exception of purchasing securities on a when-issued or delayed delivery basis or lending portfolio securities, these transactions are used for hedging or other appropriate risk-management purposes or, under certain other circumstances, to increase income. As of November 30, 1999, the Fund owned put options on U.S. Treasury bond futures contracts. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
       -------------------------------------------------------------------------

8.  SIGNIFICANT SHAREHOLDERS

     At November 30, 1999, the Commerce Group, Inc. owned approximately 21.8% of the Fund's outstanding Common Stock.

9.  SUBSEQUENT EVENTS

     On December 1, 1999, PFPC Trust Company, a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of PNC Bank Corporation, acquired all of the outstanding stock of Investor Services Group (the "Transaction"). On that same date and as part of the Transaction, PFPC Inc., an indirect wholly-owned subsidiary of PNC Bank Corporation, was merged into Investor Services Group, which then changed its name to PFPC Inc.

     Bankers Trust Company, a wholly-owned subsidiary of Deutsche Bank, AG ("Auction Agent"), began serving as the Fund's Money Market Cumulative Preferred(TM) Stock transfer agent, registrar, dividend disbursing agent and redemption agent, effective December 1, 1999.

     On December 13, 1999, the Fund declared a distribution of $0.56 per share (of which for tax purposes $0.1965 per share represents a dividend from ordinary income and $0.3635 per share represents a dividend from realized long term capital gains) to Common Stock Shareholders of record December 23, 1999, payable December 30, 1999.

     As a result of the gains and income realized by the Fund that did not qualify for the Corporate Dividends Received Deduction ("DRD"), a portion of the distributions paid to the Fund's Money Market Cumulative Preferred(TM) Stock Shareholders from January 1, 1999 through November 30, 1999 has been designated as being from capital gains and other non-DRD income, as required by Internal Revenue Service Ruling 89-81 with respect to the Internal Revenue Code of 1986, as amended. On December 20, 1999, the Fund declared an additional distribution of $471,678 payable December 22, 1999 to Money Market Cumulative Preferred(TM) Stock Shareholders as required by the Fund's Articles Supplementary. This additional distribution is required to reflect the fact that less than 100% of the original distributions qualified for the DRD.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Preferred Income Fund Incorporated:

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Preferred Income Fund Incorporated (the "Fund") at November 30, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                             PricewaterhouseCoopers LLP
January 12, 2000

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                                     TAX INFORMATION (UNAUDITED)
                                  ----------------------------------------------

     For the fiscal year ended November 30, 1999, the Fund realized and, by December 31, 1999, had distributed long term capital gains to both Common Stock Shareholders and Money Market Cumulative Preferred(TM) Stock Shareholders of $4,295,977. The amount may differ from those shown elsewhere in this annual report due to differences in the calculation of long term gains for tax purposes as compared with SEC financial reporting requirements. Of the total distributions attributable to the fiscal year ended November 30, 1999, including the Additional Distribution to Money Market Cumulative Preferred(TM) Stock Shareholders, 41.20% qualified for the Dividends Received Deduction for eligible corporate investors. (See Note 9.)

     For the calendar year ended December 31, 1999, 40.57% of all distributions paid to Common Stock Shareholders qualified for the Dividends Received Deduction for eligible corporate investors. Shareholders should refer to Form 1099 accompanying additional information and the information contained herein when preparing their tax returns to determine the appropriate tax characterization of the distributions they received from the Fund in calendar year 1999. (See Note 9.)

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED)
-----------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by PFPC Inc. as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PFPC Inc. will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PFPC Inc. commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PFPC Inc. will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PFPC's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 1999, $9,293 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
  ------------------------------------------------------------------------------

payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PFPC Inc. in writing, by completing the form on the back of the Plan account statement and forwarding it to PFPC Inc. or by calling PFPC Inc. directly. A termination will be effective immediately if notice is received by PFPC Inc. not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC Inc. will either
(a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from PFPC Inc. at 1-800-331-1710.

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

     DIRECTORS
       Martin Brody
       Donald F. Crumrine, CFA
       Robert T. Flaherty, CFA
       David Gale
       Morgan Gust
       Robert F. Wulf, CFA

     OFFICERS
       Robert T. Flaherty, CFA
         Chairman of the Board
         and President
       Donald F. Crumrine, CFA
         Vice President
         and Secretary
       Robert M. Ettinger, CFA
         Vice President
       Peter C. Stimes, CFA
         Vice President
         and Treasurer

     INVESTMENT ADVISER
       Flaherty & Crumrine Incorporated
       e-mail: flaherty@fin-mail.com
       web site: www.preferredincome.com

     QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
       INCOME FUND?
       - If your shares are held in a Brokerage
          Account, contact your Broker.
       - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --
                    PFPC Inc.
                    P.O. Box 1376
                    Boston, MA 02104
                    1-800-331-1710

     THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME FUND
     INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                            [PREFERRED INCOME FUND]

                                     Annual
                                     Report

                               November 30, 1999